UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 10, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Between August 10, 2007 and August 14, 2007, the holders of approximately 8% of the outstanding principal value of Matritech’s Series A 15% Secured Convertible Promissory Notes dated January 13, 2006 (the “2006 Notes”) signed a Consent to defer their receipt of Note payments scheduled for August 13, 2007 to August 28, 2007.  Previously, holders of approximately 86% of the outstanding principal value of the 2006 Notes agreed to a longer deferral of payments.  One holder of the 2006 Notes, covering approximately 6% of the outstanding principal value, did not defer and we made payment of the installment due to this holder in cash.  The amount of the payments due on the 2006 Notes that was deferred by the newly executed Consents was approximately $70,000.

Between August 10, 2007 and August 14, 2007, the holders of approximately 17% of the outstanding principal value of Matritech’s Series B 15% Secured Convertible Promissory Notes dated January 22, 2007 (the “2007 Notes”) agreed to defer their receipt of Note payments scheduled for August 13, 2007 to August 28, 2007.  Another holder, holding approximately 3% of the outstanding principal value of the 2007 Notes, agreed to defer receipt of payments on the 2007 Notes until the earlier of a change of control of Matritech, as defined in the 2007 Notes, or the scheduled maturity date of December 13, 2007.  Previously, holders of approximately 73% of the outstanding principal value of the 2007 Notes agreed to the longer deferral of payments.  One holder of the 2007 Notes, covering approximately 7% of the outstanding principal value, did not defer and we made payment of the installment due to this holder in cash.  The amount of the payments due on the 2007 Notes that was deferred by the newly executed Consents was approximately $365,000.

The form of Consent to defer payments signed by the holders deferring payment until August 28, 2007 is attached as Exhibit 4.1 and the form for Consent to a longer deferral by one holder of 2007 Notes is attached as Exhibit 4.2.  Each of these documents is incorporated herein by reference.  The descriptions of the Consents contained in this Current Report on Form 8-K are qualified in their entirety by reference to these documents.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments until August 28, 2007

4.2	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: August 16, 2007	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments until August 28, 2007

4.2	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments